UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    September 6, 2007

POKERTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on September 6, 2007, Lou White, Chief Executive Officer of PokerTek, Inc. (the “Company”), will participate in the Roth Capital Partners 2007 New York Conference at The Westin Times Square in New York, New York. Mr. White is scheduled to present at the conference from 1:00-1:30 p.m. EDT. In connection therewith, Mr. White will advance a PowerPoint slide presentation (the “Slide Presentation”) providing certain information about the Company’s business and affairs, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Slide Presentation also is expected to be made available on the Company’s website at www.pokertek.com under the heading “Investors.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	PokerTek, Inc. PowerPoint slide presentation at Roth Capital Partners 2007 New York Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2007	POKERTEK, INC.

	By:	/s/ James T. Crawford, III
James T. Crawford, III, President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	PokerTek, Inc. PowerPoint slide presentation at Roth Capital Partners 2007 New York Conference